SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2025
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
Subsequent to the quarter, Brookfield Renewable, agreed to acquire up to an incremental 15% ownership in Isagen S.A. E.S.P. for up to $1 billion. The closing of this transaction is expected to occur in the third quarter of 2025. The company will continue to consolidate this business.
Subsequent to the quarter, the company, together with its institutional partners, reached agreements to sell two 25% interests in a portfolio of 450 MW operating hydroelectric assets in the U.S. for expected proceeds of approximately $522 million ($250 million net to the company). The closing of this transaction is subject to customary closing conditions.